UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21901

Exact name of registrant as specified in charter:	abrdn Global Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1. Reports to Stockholders.

abrdn Global Dynamic Dividend Fund (AGD)
Annual Report
October 31, 2022
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Dynamic Dividend Fund (the “Fund”), for the fiscal year ended October 31, 2022. The Fund’s investment objective is to seek high current dividend income more than 50% of which qualifies as “qualified dividend income eligible” for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.
Total Investment Return1
For the fiscal year ended October 31, 2022, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	-16.28%
Market Price[2]	-19.88%
MSCI AC World Index (Net DTR)[4]	-19.96%
For more information about Fund performance, please visit the Fund on the web at www.abrdnagd.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2022	$10.05	$8.92	-11.24%
10/31/2021	$12.95	$12.01	-7.26%
During the fiscal year ended October 31, 2022, the Fund’s NAV traded within a range of $9.46 to $13.28 and the Fund’s market price traded within a range of $8.33 to $12.35. During the fiscal year ended October 31, 2022, the Fund’s shares traded within a range of a premium(+)/discount(-) of -4.25% to -15.07%.
Distribution Policy
Distributions to common shareholders for the fiscal year ended October 31, 2022 totaled $0.78 per share. Based on the market price of $8.92 on October 31, 2022, the distribution rate over the twelve month period ended October 31, 2022 was 8.74%. Based on the NAV of $10.05 on October 31, 2022, the annualized distribution rate was 7.76%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 9, 2022 and December 9, 2022, the Fund announced that it will pay on November 30, 2022 and January 11, 2023, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of November 22, 2022 and December 30, 2022, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported net asset value (“NAV”) for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net Daily Total Return (DTR) is an unmanaged index considered representative of developed and emerging market stock markets. The index is calculated net of withholding taxes to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Global Dynamic Dividend Fund	1

Letter to Shareholders  (unaudited)  (concluded)

that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2022, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnagd.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/enus/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Dynamic Dividend Fund

Report of the Investment Adviser  (unaudited)

Market/Economic Review
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. Global financial markets lurched downwards from the start of 2022, with stocks under acute pressure since the turn of the year. Share prices fell heavily in January on worries that interest rates in Western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility1and fears for the global economic outlook after energy and other commodity prices surged. Central banks responded to multi-decade-high inflation levels in Western economies by raising interest rates in an increasingly aggressive fashion.
There was a further major sell-off in stock markets in June 2022. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock markets, amid hopes that a slowing global economy would enable central banks to reverse recent interest rate hikes next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock markets, as central banks continued to battle high inflation with rate increases. Global share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight
Fund Performance Review
The abrdn Global Dynamic Dividend Fund returned -16.28% for the 12-month period ended October 31, 2022, versus the -19.96% return of its benchmark, the MSCI AC World Index (Net DTR), during the same period.
The Fund posted a negative total return for the reporting period but outperformed its benchmark. Asset allocation and, to a lesser extent, stock selection both supported performance. The Fund’s underweight2 exposures to the communication services and information technology sectors were beneficial. Also, stock selection was positive in the consumer discretionary3 and healthcare sectors. By region, stock selection was beneficial in North America and Europe (excluding the U.K.).
At the individual stock level, key contributors to performance included holdings in U.S.-based firms Genuine Parts Company, a distributor of automotive and industrial replacement parts, and pharmaceutical company Bristol-Myers Squibb. Another leading contributor to the Fund’s outperformance relative to its benchmark was the absence of a position in Meta Platforms, the owner of social media platform Facebook, which the Fund does not own because the firm does not pay a dividend.
Genuine Parts Company posted very solid earnings across both its automotive and industrial segments, and raised its full-year earnings guidance, during the reporting period. We believe the automotive unit has recovered nicely since the pandemic, due to increased mobilization. In addition, the CEO recently announced a plan to increase the company’s margins. Pharmaceutical company Bristol-Myers Squibb provided a tailwind for performance. The company reported solid results that were driven by strong sales from Revlimid, one of its cancer treatments. We believe the stock benefitted from investor anticipation that some of Bristol Myers’ pipeline would come to fruition in 2023.
Conversely, stock selection was negative in energy and industrials. The Fund’s overweight4 exposure to real estate and, to a lesser extent, materials also slightly detracted from relative performance. By region, stock selection was detrimental in the UK and Asia Pacific ex Japan, although the Fund’s overweight exposure to the UK was beneficial.
The largest detractors from performance were the Fund’s positions in U.K.-based, but Netherlands-listed, wealth technology (wealthtech) company Allfunds Group, as well as U.S.-based companies Stanley Black & Decker, a manufacturer of hand and power tools, and Dechra Pharmaceuticals.
A holding in wealthtech company Allfunds Group was detrimental to the Fund’s performance as markets weakened considerably over the period. Shares of industrial and household tools manufacturer Stanley Black & Decker detracted from performance as management cut their earnings guidance several times during the year. Falling consumer demand, high inventory levels and rising interest rates have all contributed to the company’s disappointing results. Shares of Dechra Pharmaceuticals decreased in price due to a combination of the market rotation away from higher-growth companies and a post COVID-19 slowdown in the veterinary pharmaceutical market. On an operational basis, however, Dechra continues to perform well. In our view, several deals completed during the year seem to be strategically sound and have enabled the company to add commercial-stage drugs to its portfolio.
Regarding the use of derivatives, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.

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1	If the price of a stock moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
3	Industries associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
4	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
abrdn Global Dynamic Dividend Fund	3

Report of the Investment Adviser  (unaudited)  (concluded)

The derivatives positions were additive to the Fund’s absolute return for the reporting period.
The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend5 date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. The monthly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ended October 31, 2022, the distributions comprised of ordinary income and a return of capital.
 Outlook
Global capital markets continue to face numerous headwinds. As consumers’ spending power increasingly comes under pressure from higher inflation, negative real incomes and the cost-of-living crisis, the outlook for global economic growth has arguably become very opaque. We believe that whether central banks worldwide successfully manage the trade-off between rising inflation and slowing growth remains a critical factor. The recent trajectory of economic data means investors are no longer asking “if” recessions will occur but when they will occur and the depth of them.
Other risks include enormous debt burdens in a world of rising interest rates, unsustainable trade and current account deficits, and the ongoing conflict in Ukraine. Against such a challenging backdrop, the portfolio will seek to remain diversified, defensive and focused on businesses best positioned to manage financial pressures through to times of greater market stability. We believe periods of market weakness can represent an opportunity for the long-term investor. We continue to believe in the importance of a diversified portfolio, with a 'bottom-up' investment approach focused on attractively valued companies that pay dividends and can potentially grow them in the future
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited)

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5	Also abbreviated as 'xd', this is a share sold without the right to receive the declared dividend payment which is marked as due to those shareholders who are on the share register. The stock market authorities usually specify the date on which a share will begin trading 'xd'. The share price invariably drops when the share goes 'xd' taking the known income of the dividend out of the share price.
4	abrdn Global Dynamic Dividend Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2022.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-16.28%	4.31%	5.26%	8.17%
Market Price	-19.88%	4.69%	4.27%	5.65%
MSCI AC World Index (Net DTR)	-19.96%	4.85%	5.24%	7.98%
Performance of a $10,000 Investment (as of October 31, 2022)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited) (the "Adviser") assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Effective May 4, 2018, the Adviser entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2024. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended October 31, 2022. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnagd.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2022 was 1.37%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2022 was 1.18%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2022 was 1.16%.
abrdn Global Dynamic Dividend Fund	5

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of October 31, 2022

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	16.9%
Financials	15.7%
Health Care	14.1%
Consumer Discretionary	10.4%
Industrials	8.6%
Consumer Staples	7.9%
Utilities	7.2%
Materials	5.6%
Energy	4.5%
Communication Services	4.2%
Real Estate	3.6%
Short-Term Investment	-%
Assets in Excess of Other Liabilities	1.3%
100.0%
 The following chart summarizes the composition of the Fund’s portfolio by geographic classification.
Countries
United States	55.5%
France	6.7%
United Kingdom	4.6%
Germany	3.8%
Switzerland	3.5%
Netherlands	3.1%
Canada	2.4%
South Korea	2.3%
Brazil	2.2%
China	2.0%
Other, less than 2% each	12.6%
Short-Term Investment	0.0%
Assets in Excess of Other Liabilities	1.3%
100.0%
The following were the Fund’s top ten holdings as of October 31, 2022:
Top Ten Holdings
Apple, Inc.	3.6%
Microsoft Corp.	2.5%
Alphabet, Inc.	1.7%
AbbVie, Inc.	1.6%
Coca-Cola Co. (The)	1.6%
Genuine Parts Co.	1.6%
Eli Lilly & Co.	1.5%
Mondelez International, Inc.	1.5%
Enel SpA	1.5%
TotalEnergies SE, ADR	1.5%

6	abrdn Global Dynamic Dividend Fund

Portfolio of Investments
As of October 31, 2022

Shares		Value
COMMON STOCKS—97.5%
AUSTRALIA—0.9%
Materials—0.9%
BHP Group Ltd., ADR	22,900	$ 1,095,078
BRAZIL—2.2%
Industrials—1.4%
CCR SA	687,700	1,725,407
Materials—0.8%
Vale SA, ADR	83,900	1,085,666
Total Brazil		2,811,073
CANADA—2.4%
Energy—1.5%
Enbridge, Inc.(a)	47,500	1,850,125
Materials—0.9%
Barrick Gold Corp.(a)	80,300	1,206,909
Total Canada		3,057,034
CHINA—2.0%
Communication Services—0.7%
Tencent Holdings Ltd.	30,900	811,952
Financials—0.7%
Ping An Insurance Group Co. of China Ltd., H Shares	231,900	928,386
Real Estate—0.6%
China Vanke Co. Ltd., H Shares	615,800	790,273
Total China		2,530,611
DENMARK—1.3%
Financials—1.3%
Tryg A/S	73,500	1,589,749
FINLAND—1.8%
Financials—1.0%
Nordea Bank Abp	139,200	1,329,710
Information Technology—0.8%
Nokia OYJ	214,106	951,469
Total Finland		2,281,179
FRANCE—6.7%
Consumer Discretionary—1.2%
LVMH Moet Hennessy Louis Vuitton SE	2,300	1,451,288
Consumer Staples—1.0%
Danone SA	25,800	1,282,247
Energy—1.5%
TotalEnergies SE, ADR(a)	34,300	1,878,611
Health Care—1.1%
Sanofi	16,042	1,380,539
Industrials—1.9%
Alstom SA	48,379	995,699
Schneider Electric SE	11,100	1,403,665
		2,399,364
Total France		8,392,049
GERMANY—3.8%
Financials—1.3%
Deutsche Boerse AG	10,100	1,642,458
Materials—1.1%
Linde PLC	4,700	1,403,321
Shares		Value

Utilities—1.4%
RWE AG	45,700	$ 1,759,228
Total Germany		4,805,007
HONG KONG—0.5%
Financials—0.5%
Hong Kong Exchanges & Clearing Ltd.	23,700	629,083
ITALY—1.5%
Utilities—1.5%
Enel SpA	421,900	1,884,774
JAPAN—1.8%
Financials—0.9%
Mitsubishi UFJ Financial Group, Inc.	231,200	1,092,154
Real Estate—0.9%
GLP J-REIT	1,100	1,140,790
Total Japan		2,232,944
NETHERLANDS—3.1%
Consumer Staples—1.2%
Heineken NV	18,000	1,503,615
Information Technology—1.9%
ASML Holding NV	2,400	1,125,808
BE Semiconductor Industries NV	24,900	1,269,023
		2,394,831
Total Netherlands		3,898,446
NORWAY—0.8%
Communication Services—0.8%
Telenor ASA	117,800	1,070,551
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	194,582	1,670,308
SOUTH KOREA—1.1%
Materials—1.1%
LG Chem Ltd.	3,100	1,360,399
SPAIN—1.3%
Industrials—1.3%
Ferrovial SA	68,141	1,665,254
SWEDEN—0.5%
Industrials—0.5%
Atlas Copco AB, A Shares	55,600	593,433
SWITZERLAND—3.5%
Consumer Staples—1.0%
Nestle SA	12,300	1,338,963
Financials—1.2%
Zurich Insurance Group AG	3,500	1,491,609
Health Care—1.3%
Roche Holding AG	4,900	1,625,811
Total Switzerland		4,456,383
TAIWAN—0.9%
Information Technology—0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	91,200	1,096,425
UNITED KINGDOM—4.6%
Communication Services—1.0%
Vodafone Group PLC, ADR(a)	108,400	1,280,204
Consumer Discretionary—0.5%
Taylor Wimpey PLC	597,300	642,174

abrdn Global Dynamic Dividend Fund	7

Portfolio of Investments   (continued)
As of October 31, 2022

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Financials—0.5%
Allfunds Group PLC	90,000	$ 565,990
Health Care—1.8%
AstraZeneca PLC, ADR(a)	26,700	1,570,227
Dechra Pharmaceuticals PLC	24,900	748,550
		2,318,777
Industrials—0.8%
Melrose Industries PLC	698,300	936,688
Total United Kingdom		5,743,833
UNITED STATES—55.5%
Communication Services—1.7%
Alphabet, Inc., Class C(a)(b)	22,200	2,101,452
Consumer Discretionary—8.7%
Aptiv PLC(a)(b)	12,800	1,165,696
Genuine Parts Co.(a)	11,000	1,956,460
Hanesbrands Inc.	76,600	522,412
Las Vegas Sands Corp.(b)	48,600	1,847,286
Lowe's Cos., Inc.(a)	9,500	1,852,025
Target Corp.(a)	11,400	1,872,450
TJX Cos., Inc. (The)(a)	25,100	1,809,710
		11,026,039
Consumer Staples—4.7%
Albertsons Cos., Inc., Class A	22,700	465,577
Coca-Cola Co. (The)(a)	33,300	1,993,005
Kraft Heinz Co. (The)	39,000	1,500,330
Mondelez International, Inc., Class A(a)	31,300	1,924,324
		5,883,236
Energy—1.5%
Williams Cos., Inc. (The)(a)	57,100	1,868,883
Financials—7.0%
Bank of America Corp.(a)	42,900	1,546,116
Blackstone, Inc., Class A	14,400	1,312,416
Goldman Sachs Group, Inc. (The)	4,800	1,653,648
Huntington Bancshares, Inc.	103,200	1,566,576
Intercontinental Exchange, Inc.(a)	14,500	1,385,765
JPMorgan Chase & Co.	10,800	1,359,504
		8,824,025
Health Care—9.9%
AbbVie, Inc.(a)	13,800	2,020,320
Baxter International, Inc.	22,000	1,195,700
Bristol-Myers Squibb Co.(a)	22,500	1,743,075
CVS Health Corp.	15,100	1,429,970
Eli Lilly & Co.(a)	5,400	1,955,286
Medtronic PLC(a)	15,600	1,362,504
Merck & Co., Inc.	10,500	1,062,600
UnitedHealth Group, Inc.(a)	3,000	1,665,450
		12,434,905
Industrials—2.7%
FedEx Corp.(a)	7,800	1,250,184
Norfolk Southern Corp.	5,500	1,254,385
Stanley Black & Decker, Inc.	12,000	941,880
		3,446,449
Shares		Value

Information Technology—12.1%
Amdocs Ltd.	16,100	$ 1,389,591
Analog Devices, Inc.	9,600	1,369,152
Apple, Inc.(a)	29,800	4,569,532
Broadcom, Inc.(a)	3,300	1,551,396
Cisco Systems, Inc.	33,300	1,512,819
Fidelity National Information Services, Inc.	19,900	1,651,501
Microsoft Corp.(a)	13,800	3,203,394
		15,247,385
Materials—0.8%
Air Products & Chemicals, Inc.	4,200	1,051,680
Real Estate—2.1%
American Tower Corp., REIT	6,200	1,284,578
Gaming and Leisure Properties, Inc., REIT(a)	28,400	1,423,408
		2,707,986
Utilities—4.3%
Clearway Energy, Inc., Class A	40,800	1,319,064
CMS Energy Corp.(a)	22,000	1,255,100
FirstEnergy Corp.	38,200	1,440,522
NextEra Energy, Inc.(a)	18,600	1,441,500
		5,456,186
Total United States		70,048,226
Total Common Stocks		122,911,839
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	40,400	1,509,824
Total Preferred Stocks		1,509,824
SHORT-TERM INVESTMENT—0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	75,762	75,762
Total Short-Term Investment		75,762
Total Investments (Cost $115,230,473)(d)—98.7%		124,497,425
Other Assets in Excess of Liabilities—1.3%		1,596,993
Net Assets—100.0%		$126,094,418

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

8	abrdn Global Dynamic Dividend Fund

Portfolio of Investments   (concluded)
As of October 31, 2022

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2023	Royal Bank of Canada (UK)	USD	2,646,491	EUR	2,700,000	$2,685,895	$(39,404)

See Notes to Financial Statements.
abrdn Global Dynamic Dividend Fund	9

Statement of Assets and Liabilities
As of October 31, 2022

Assets
Investments, at value (cost $115,154,711)	$124,421,663
Short-term investments, at value (cost $75,762)	75,762
Foreign currency, at value (cost $12,730)	12,665
Cash	114,586
Receivable for investments sold	943,028
Interest and dividends receivable	497,557
Tax reclaim receivable	330,730
Prepaid expenses	2,879
Total assets	126,398,870
Liabilities
Payable for investments purchased	114,586
Investment management fees payable (Note 3)	78,828
Unrealized depreciation on forward foreign currency exchange contracts	39,404
Administration fees payable (Note 3)	8,317
Investor relations fees payable (Note 3)	8,254
Interest expense on line of credit	1,401
Other accrued expenses	53,662
Total liabilities	304,452

Net Assets	$126,094,418
Composition of Net Assets
Paid-in capital in excess of par	$133,241,721
Distributable accumulated loss	(7,147,303)
Net Assets	$126,094,418
Net asset value per share based on 12,549,582 shares issued and outstanding	$10.05

See Notes to Financial Statements.
10	abrdn Global Dynamic Dividend Fund

Statement of Operations
For the Year Ended October 31, 2022

Net Investment Income
Investment Income:
Dividends (net of taxes withheld of $1,068,484)	$10,316,418
Interest and other income	466
Total investment income	10,316,884
Expenses:
Investment management fee (Note 3)	1,466,006
Administration fee (Note 3)	117,280
Investor relations fees and expenses (Note 3)	74,272
Custodian’s fees and expenses	62,136
Trustees' fees and expenses	56,932
Reports to shareholders and proxy solicitation	56,255
Independent auditors’ fees and expenses	45,311
Legal fees and expenses	23,736
Transfer agent’s fees and expenses	16,794
Insurance expense	8,500
Miscellaneous	53,975
Total operating expenses, excluding interest expense	1,981,197
Interest expense (Note 7)	27,095
Total operating expenses before reimbursed/waived expenses	2,008,292
Less: Investor relations fee waiver (Note 3)	(972)
Expenses waived (Note 3)	(280,631)
Net expenses	1,726,689

Net Investment Income	8,590,195
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(2,150,520)
Forward foreign currency exchange contracts	585,094
Foreign currency transactions	(106,749)
(1,672,175)
Net change in unrealized appreciation/(depreciation) on:
Investments	(33,482,954)
Forward foreign currency exchange contracts	(37,312)
Foreign currency translation	(42,530)
(33,562,796)
Net realized and unrealized loss from investments, forward foreign currency exchange contracts and foreign currencies	(35,234,971)
Net Decrease in Net Assets Resulting from Operations	$(26,644,776)

See Notes to Financial Statements.
abrdn Global Dynamic Dividend Fund	11

Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$8,590,195	$10,346,808
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(1,672,175)	4,575,620
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency translation	(33,562,796)	29,881,808
Net increase/(decrease) in net assets resulting from operations	(26,644,776)	44,804,236
Distributions to Shareholders From:
Distributable earnings	(9,164,069)	(9,788,674)
Tax return of capital	(624,605)	–
Net decrease in net assets from distributions	(9,788,674)	(9,788,674)
Change in net assets	(36,433,450)	35,015,562
Net Assets:
Beginning of year	162,527,868	127,512,306
End of year	$126,094,418	$162,527,868
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
12	abrdn Global Dynamic Dividend Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$12.95	$10.16	$11.14	$10.80	$11.43
Net investment income	0.68	0.82	0.70	0.76	0.61
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(2.80)	2.75	(0.90)	0.36	(0.46)
Total from investment operations applicable to common shareholders	(2.12)	3.57	(0.20)	1.12	0.15
Distributions to common shareholders from:
Net investment income	(0.73)	(0.78)	(0.76)	(0.78)	(0.77)
Tax return of capital	(0.05)	–	(0.02)	–	(0.01)
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value per common share, end of year	$10.05	$12.95	$10.16	$11.14	$10.80
Market price, end of year	$8.92	$12.01	$8.58	$9.78	$9.25
Total Investment Return Based on(b):
Market price	(19.88%)	49.84%	(4.43%)	14.71%	(6.37%)
Net asset value	(16.28%)	36.44%	(0.65%)	11.91%	1.76%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$126,094	$162,528	$127,512	$139,776	$135,582
Average net assets applicable to common shareholders (000 omitted)	$146,601	$157,694	$132,667	$134,835	$146,106
Net operating expenses, net of fee waivers	1.18%	1.18%	1.18%	1.21%	1.19%
Net operating expenses, excluding fee waivers	1.37%	1.31%	1.36%	1.34%	1.27%
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	1.17%	1.17%	1.16%	1.16%
Net Investment income	5.86%	6.56%	6.59%	7.06%	5.20%
Portfolio turnover	81%	71%	105%	119%	80%
Line of credit payable outstanding (000 omitted)	$–	$311	$–	$211	$–
Asset coverage ratio on revolving credit facility at year end(c)	–	52,338%	–	66,335%	–
Asset coverage per $1,000 on line of credit payable at year end	$–	$523,384	$–	$663,350	$–

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Global Dynamic Dividend Fund	13

Notes to Financial Statements
October 31, 2022

1.  Organization
abrdn Global Dynamic Dividend Fund (formerly, Aberdeen Global Dynamic Dividend Fund) (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and commenced operations on July 26, 2006. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held.

14	abrdn Global Dynamic Dividend Fund

Notes to Financial Statements  (continued)
October 31, 2022

Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds  which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Adviser as Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$81,740,453	$41,171,386	$–	$122,911,839
Preferred Stocks	–	1,509,824	–	1,509,824
Short-Term Investment	75,762	–	–	75,762
Total Investments	$81,816,215	$42,681,210	$–	$124,497,425
Total Assets	$81,816,215	$42,681,210	$–	$124,497,425
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(39,404)	$–	$(39,404)
Total Liabilities	$–	$(39,404)	$–	$(39,404)
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2022, there were no significant changes to the fair valuation methodologies.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration

abrdn Global Dynamic Dividend Fund	15

Notes to Financial Statements  (continued)
October 31, 2022

pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the fiscal year ended October 31, 2022, the Fund used forward contracts to hedge its currency exposure.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover,

16	abrdn Global Dynamic Dividend Fund

Notes to Financial Statements  (continued)
October 31, 2022

there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2022.
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$39,404	$–	$–	$–	$39,404
Total	$–	$39,404	$–	$–	$–	$39,404
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Royal Bank of Canada (UK)	$–	$–	$–	$–	$39,404	$–	$–	$39,404
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
abrdn Global Dynamic Dividend Fund	17

Notes to Financial Statements  (continued)
October 31, 2022

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$585,094	$–	$–	$–	$585,094
Total	$–	$585,094	$–	$–	$–	$585,094
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$(37,312)	$–	$–	$–	$(37,312)
Total	$–	$(37,312)	$–	$–	$–	$(37,312)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2022. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2022.
Derivative	Average Notional Value
Foreign Currency Contracts Sold	$2,941,372
The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis.
Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
f.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes.
Distributions to common shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

18	abrdn Global Dynamic Dividend Fund

Notes to Financial Statements  (continued)
October 31, 2022

h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of abrdn plc (formerly known as "Standard Life Aberdeen plc"). In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.
As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.
For the fiscal year ended October 31, 2022, the Fund paid the Adviser $1,466,006.
Effective May 4, 2018, the Adviser entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2024. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2022 pursuant to the Expense Limitation Agreement was $280,631.
The Adviser may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.
As of October 31, 2022, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser from the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2020 (Expires 10/31/23)	$228,190
Amount Fiscal Year 2021 (Expires 10/31/24)	$209,854
Amount Fiscal Year 2022 (Expires 10/31/25)	$281,603
Total*	$719,647

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc., an affiliate of the Adviser, is the Fund’s Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. State Street Bank and Trust Company serves as the Fund's Sub-Administrator. For the fiscal year ended October 31, 2022, abrdn Inc. earned $117,280 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on

abrdn Global Dynamic Dividend Fund	19

Notes to Financial Statements  (continued)
October 31, 2022

publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended October 31, 2022, the Fund incurred investor relations fees of approximately $74,272. For the fiscal year ended October 31, 2022, abrdn Inc. bore $972 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2022, were $119,342,625 and $120,674,177, respectively.
5.  Capital
As of October 31, 2022, there were 12,549,582 shares of common stock issued and outstanding.
6.  Open Market Repurchase Policy
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the fiscal year ended October 31, 2022, the Fund did not repurchase any shares through this program.
7.  Line of Credit
On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be LIBOR plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act, as amended, of the total assets for extraordinary or emergency purposes, which is generally 33.33% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes. On October 31, 2022, the amount available for investment purposes was $12,628,843. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the fiscal year ended October 31, 2022, the average borrowing by the Fund was $2,243,645 with an average weighted interest rate on borrowings of 1.71%. During the fiscal year ended October 31, 2022, the maximum borrowing by the Fund was $8,805,031. Interest expense related to the line of credit for the fiscal year ended October 31, 2022, was $27,095. As of October 31, 2022, there was no outstanding balance on the line of credit.
8.  Portfolio Investment Risks
a.  Dividend Strategy Risk:
There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
b.  Emerging Markets Risk:
The Fund is subject to emerging market risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

20	abrdn Global Dynamic Dividend Fund

Notes to Financial Statements  (continued)
October 31, 2022

c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Foreign Currency Exposure Risk:
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
e.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
f.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
g.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
h.  Management Risk:
The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser, and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the
Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of the Fund’s investments.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK’s departure from the EU (“Brexit”) could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be

abrdn Global Dynamic Dividend Fund	21

Notes to Financial Statements  (continued)
October 31, 2022

anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
j.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
k.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
l.  Portfolio Turnover Risk:
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.
m.  Qualified Dividend Income Tax Risk:
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
n.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
o.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
p.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2022, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$117,700,382	$9,266,954	$(2,469,911)	$6,797,043
22	abrdn Global Dynamic Dividend Fund

Notes to Financial Statements  (continued)
October 31, 2022

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 was as follows:
	October 31, 2022	October 31, 2021
Distributions paid from:
Ordinary Income	$9,164,069	$9,788,674
Return of Capital	624,605	-
Total tax character of distributions	$9,788,674	$9,788,674
As of October 31, 2022, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Capital loss carryforward	$(13,868,104)*
Other currency gains	—
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	6,720,801**
Total accumulated earnings/(losses) – net	$(7,147,303)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2022, the Fund had a net capital loss carryforward of $(13,868,104) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$13,868,104	Unlimited (Short-Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of wash sales and corporate actions.
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, REIT Investments and corporate actions. These reclassifications have no effect on net assets or NAVs per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(2)	$2
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2022, other than as noted below.
On November 9, 2022 and December 9, 2022, the Fund announced that it will pay on November 30, 2022 and January 11, 2023, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of November 22, 2022 and December 30, 2022, respectively.
On August 11, 2022, the Fund’s Board and the boards of directors of two other closed-end funds, Delaware Enhanced Global Dividend and Income Fund (“DEX”) and Delaware Investments® Dividend and Income Fund Inc. (“DDF”), announced that they had each approved the reorganization of their respective funds (the “Target Funds”) into the Fund, subject to the receipt of necessary approvals by shareholders of each of the Target Funds. The Fund would serve as the acquiring fund. At a special meeting of shareholders of the Fund held on November 9, 2022, the shareholders of the Fund approved the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of DEX and DDF with and into the Fund. Shareholders of each of DDF and DEX approved the reorganization at special meetings held on November 30, 2022 and December 12, 2022, respectively. It is currently expected that the

abrdn Global Dynamic Dividend Fund	23

Notes to Financial Statements  (concluded)
October 31, 2022

reorganizations will be completed in the first quarter of 2023, subject to the satisfaction of customary closing conditions.
24	abrdn Global Dynamic Dividend Fund

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn Global Dynamic Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Global Dynamic Dividend Fund (formerly, Aberdeen Global Dynamic Dividend Fund) (the Fund), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 29, 2022
abrdn Global Dynamic Dividend Fund	25

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 22.95%
Qualified Dividend Income 54.24%
The above amounts are based on the best available information at this time. In early 2023, the Fund will notify applicable shareholders of final amounts for use in preparing 2022 U.S. federal income tax forms.
26	abrdn Global Dynamic Dividend Fund

Supplemental Information (Unaudited)

Results of Special Meeting of Shareholders
A special meeting of shareholders was held virtually on November 9, 2022. The description of the proposal and number of shares voted at the special meeting are as follows:
Proposal: To approve the issuance of additional common shares of beneficial interest of AGD in connection with the reorganization of DEX and DDF, each another closed-end fund, with and into AGD.
Votes For	Votes Against/ Withheld	Votes Abstained
6,515,118	594,880	231,261
Board of Trustees’ Consideration of Advisory Agreement
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board”) of abrdn Global Dynamic Dividend Fund (“AGD” or the “Fund”) held on June 14, 2022, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (the “Adviser”). In addition, the Independent Trustees of the Fund held a separate telephonic meeting on June 8, 2022 (together with the in-person Quarterly Meeting held on June 14, 2022, the “Meetings”) to review the materials provided and the relevant legal considerations.
In connection with their consideration of whether to approve the continuation of the Fund’s Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (ii) information about the profitability of the Advisory Agreement to the Adviser; (iii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Adviser’s financial results and financial condition; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Adviser.
In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser.
The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.
Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies. The Board also received and considered performance information compiled by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for the period since the Adviser assumed responsibility for management of the Fund effective May 4, 2018, as compared with the total returns of its Morningstar Group average, and other comparable abrdn-managed funds. The Board took
abrdn Global Dynamic Dividend Fund	27

Supplemental Information (Unaudited)  (continued)

into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally, the Trustees considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.
The Board also considered the Adviser’s performance generally, the historical responsiveness of the Adviser to Trustee concerns about performance, and the willingness of the Adviser to take steps to improve performance.
Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Adviser for investment management services. The Board also received and considered information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Trustees took into account the management fee structure for the Fund. The Trustees also considered information from management about the fees charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Adviser’s fees, including the amount of the management fees retained by the Adviser after payment of the advisory fees. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.
The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund’s management fee compared to its Peer Group at higher asset levels.
The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered, among other things, the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser. The Trustees took into account the Adviser’s investment experience and considered the allocation of responsibilities among the Adviser’s personnel. The Board also considered information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the Adviser’s risk management processes. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Trustees took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreement.
The Trustees also considered other factors, which included but were not limited to the following:
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•	whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser. The Trustees also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.
•	so-called “fallout benefits” to the Adviser and its affiliates, including indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
•	the nature, quality, cost and extent of administrative services provided by abrdn Inc., an affiliate of the Adviser, under a separate agreement covering administrative services.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders.
Delaware Statutory Trust Act – Control Share Acquisitions
On August 1, 2022, certain new provisions of Delaware law, applicable to the Fund as a Delaware statutory trust, went into effect. Pursuant to these new provisions, shareholders of the Fund that acquire ownership of shares equal to or greater than certain thresholds tied to the overall
28	abrdn Global Dynamic Dividend Fund

Supplemental Information (Unaudited)  (concluded)

voting interests of the Fund or the voting interests of a class of shares of the Fund may, with respect to certain shares, have limited ability to vote with respect to certain proposals. The first threshold which could trigger these new provisions is ownership of 10% or more of the overall voting interests of the Fund or of a class of shares of the Fund.
abrdn Global Dynamic Dividend Fund	29

Additional Information Regarding the Fund (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
Investment Objectives and Policies
Investment Objectives
The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.
Investment Strategies
The Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rates (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry. The Fund's dividend capture strategy has two facets. The first facet is "rotation" strategy, in which the Fund would sell a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.
The Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund's assets. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Although it is not the Fund's current intent, the Fund continues to be able to invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted as to how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States, especially for companies domiciled in countries that have a tax treaty with the United States.
The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as "qualified dividends" or "tax-advantage dividends"). The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Qualified dividends generally include dividends received during the taxable year from domestic and qualified foreign corporation. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the "Code") as any corporation that is incorporated in a possession of the United States or that is eligible for

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the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in preferred stocks, REITs (real estate investment trusts), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.
The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.
The Fund may borrow for investment purposes. The Adviser currently intends to limit leverage through borrowing to 10% of the Fund's total assets (calculated at the time of borrowing) and to borrow for investment purposes only when the Adviser believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.
To the extent the Fund uses leverage, if any, the Fund currently intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 10% of the Fund's total assets for investment purposes. Additionally, the Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act of the Fund's total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.
Dividend Capture Strategy
The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.
Rotation Strategy (Dividend Capture Trading). In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. See "Risk Factors – Dividend Strategy Risks." Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Special Dividends. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.
Value Strategy
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment  opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities

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with a catalyst, depressed earnings that may be poised to recover, or situations where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.
Growth Strategy
The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.
In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives and the Fund may not pay tax-advantaged dividends.
Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).
The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.
Portfolio Investments
Common Stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so   that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

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Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Although it is not required to, under normal circumstances, the Fund invests a significant portion of its assets in securities of issuers located in approximately ten to thirty foreign countries (in addition to the United States). The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.

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Emerging Market Securities
The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Real Estate Investment Trusts
The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.
Exchange Traded Funds
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of

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these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.

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Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.
A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.
The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the

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option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value (“NAV”) to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.
Portfolio Turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency

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traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.
It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Foreign Currency Options
The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.

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The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

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In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
Risk Factors
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Qualified Dividend Tax Risk
No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Dividend Strategy Risks
The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the

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event of significant short-term price movements of stocks subject to dividend capture trading.
Common Stock Risk
The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.
Foreign Securities Risk
The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities Risk
The Fund may invest up to 25% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.
The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep

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pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.
Small- and Mid-Capitalization Company Risk
Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.
Portfolio Turnover Risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments and the Fund may not pay tax-advantaged dividends.
Market Price of Shares
The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the
Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Leverage Risk
Leverage creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in

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liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
REIT Risk
If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.
Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.
Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.
Short Sale Risk
When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.
Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.
The Fund also incurs increased transaction costs associated with selling securities short.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

abrdn Global Dynamic Dividend Fund	43

Additional Information Regarding the Fund (Unaudited)   (continued)

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Preferred Securities Risk
In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of

44	abrdn Global Dynamic Dividend Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Borrowing Risk
If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.
Risks of Derivative Investments
The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin

abrdn Global Dynamic Dividend Fund	45

Additional Information Regarding the Fund (Unaudited)   (continued)

and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. . Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
COVID-19 Risk
The COVID-19 pandemic has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund’s investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty

46	abrdn Global Dynamic Dividend Fund

Additional Information Regarding the Fund (Unaudited)   (concluded)

and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.
Fundamental Investment Restrictions
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
9.	Sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund's total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

abrdn Global Dynamic Dividend Fund	47

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

48	abrdn Global Dynamic Dividend Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Global Dynamic Dividend Fund	49

Management of the Fund  (Unaudited)
As of October 31, 2022

The names, years of birth and business addresses of the trustees and officers of the Fund as of October 31, 2022, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustees
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term as Trustee expires 2023; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	28	None.
Independent Trustees
Nancy Yao Maasbach c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2023; Trustee since 2018	Nancy Yao Maasbach has served as the President of the Museum of Chinese in America since 2015. Previously, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Maasbach launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Maasbach is an independent director of the abrdn-managed India Fund and Asian Emerging Markets Fund. Ms. Maasbach is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on governance at Yale University.	7	None.
50	abrdn Global Dynamic Dividend Fund

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Trustee	Term expires 2025; Trustee since 2018	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	28	None.
John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2018	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously, he was a Non-Executive Director for the UK company : NEX Group plc (2017-2018) (financial).	8	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

*	As of October 31, 2022, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios). For the purposes of listing the number of funds in the Fund Complex overseen by each Board member, each portfolio of abrdn Funds and abrdn ETFs is counted individually.
**	Current directorships (excluding Fund Complex) as of October 31, 2022 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with the Adviser.
abrdn Global Dynamic Dividend Fund	51

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2022

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President –Compliance	Since 2018	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Martin Connaghan** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2018	Currently an Investment Director on the Global Equity Team at abrdn. Martin joined abrdn in 2001, via the acquisition of Murray Johnstone.
Chris Demetriou** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Joshua Duitz** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2018	Currently, Deputy Head of the Global Equities Team. Mr. Duitz is responsible for managing abrdn Global Infrastructure Fund, abrdn Global Infrastructure Income Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Dynamic Dividend Fund and abrdn Dynamic Dividend Fund (AIFRX, ASGI, AOD,AGD and ADVDX). He joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2018	Currently, Senior Product Manager for abrdn Inc. Prior to that she was a Senior Fund Administration Manager for abrdn Inc. Ms. Ferrari joined the company in June 2008.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Director, Senior Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
52	abrdn Global Dynamic Dividend Fund

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2021	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2021	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Andrea Melia** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2018	Currently, Vice President and Senior Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President	Since 2018	Currently, Group Head of Product Opportunities at abrdn and a Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Trustees.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
abrdn Global Dynamic Dividend Fund	53

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Corporate Information

Trustees
Stephen Bird
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright
Investment Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Dynamic Dividend Fund are traded on the NYSE under the symbol “AGD”. Information about the Fund’s net asset value and market price is available at www.abrdnagd.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AGD-ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2022, abrdn Global Dynamic Dividend Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2022	$51,100	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2021	$35,711	$0	$8,370	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$1,108,929	$1,108,929
October 31, 2021	$8,370	$0	$1,547,556	$1,555,926

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2022, the Audit Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Global Equity team. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Dominic Byrne Head of Global Equities	Dominic Byrne is Head of Global Equities and is portfolio manager on abrdn’s global and responsible range of equity funds. He joined the firm in 2000 as part of the UK Equity Team. In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2018, he was appointed Deputy Head of Global Equities and in 2020, he became Head of Global Equity at abrdn. He graduated with a MEng in Engineering Science and is a CFA® charterholder.
Bruce Stout Senior Investment Director, Global Equities	Currently, a Senior Investment Director on the Global Equity Team. He joined abrdn in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.
Martin Connaghan Investment Director, Global Equities	Currently, an Investment Director on the Global Equity Team at abrdn. Mr. Connaghan joined Murray Johnstone in 1998, which was subsequently acquired by abrdn in 2001. He has held a number of roles, including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. He primarily focuses on global and global income mandates.
Josh Duitz Deputy Head of the Global Equities Team	Josh Duitz is Deputy Head of Global Equities and Head of Infrastructure (public markets) at abrdn. He joined abrdn in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager of its Global Dynamic Dividend and Global Infrastructure strategies. The management contracts of the funds he managed at Alpine Woods were acquired by abrdn in April 2018, which he continues to manage. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2022.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Dominic Byrne[1]	Registered Investment Companies	7	$1,589.65	0	$0
	Pooled Investment Vehicles	33	$4,901.38	0	$0
	Other Accounts	8	$2,563.13	0	$0
Bruce Stout[1]	Registered Investment Companies	7	$1,589.65	0	$0
	Pooled Investment Vehicles	33	$4,901.38	0	$0
	Other Accounts	8	$2,563.13	0	$0
Martin Connaghan[1]	Registered Investment Companies	7	$1,589.65	0	$0
	Pooled Investment Vehicles	33	$4,901.38	0	$0
	Other Accounts	8	$2,563.13	0	$0
Josh Duitz[1]	Registered Investment Companies	7	$1,589.65	0	$0
	Pooled Investment Vehicles	33	$4,901.38	0	$0
	Other Accounts	8	$2,563.13	0	$0

1 Includes accounts managed by the Global Equities Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2022
Dominic Byrne	None
Bruce Stout	None
Martin Connaghan	None
Josh Duitz	$10,001-$50,000

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Dynamic Dividend Fund

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Dynamic Dividend Fund

Date: January 9, 2023

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Global Dynamic Dividend Fund

Date: January 9, 2023